                                          RATE CAP TRANSACTION CONFIRMATION
WACHOVIA [GRAPHIC OMITTED]
                                                                                                              12/12

DATE:                 July 28, 2006
TO:
                      RALI Series 2006-QS8 Trust, acting through Deutsche Bank Trust Company Americas, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RALI Series 2006-QS8 Trust ("Party B")
ADDRESS:              Deutsche Bank Trust Company Americas
                      1761 East Street Andrew Place
                      Santa Ana,  CA
                      92705-4934 USA
FAX:                  714-656-2630
ATTENTION:            Alex Paez
FROM:                 Wachovia Bank, N.A. ("Party A")
REF. NO.              1483540, 1483537

Dear Alex Paez:

This confirms the terms of the Transaction described below between Party B and Party A.  The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and
Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International
Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  Party A and Party B have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement
(Multicurrency-Cross Border) form (the "Form Master Agreement") but, rather, a Form Master Agreement shall be deemed to have been executed by Party A and Party B on the date we entered into the Transaction.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this
Confirmation will govern.  For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed  to them in the Terms capitalized but not defined herein shall have the meaning attributed to them in the Series Supplement dated as of July 01, 2006 to the Standard Terms of the Pooling
and Servicing Agreement, dated as of March 01, 2006 among Residential Accredit Loans, Inc. as Depositor,
Residential Funding Corporation as Master Servicer and Deutsche Bank Trust Company Americas as Trustee
(collectively, the "Pooling and Servicing Agreement).

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:                Rate Cap
Currency for Payments:           U.S. Dollars
Notional Amount:                 For a Calculation Period, the amount set forth opposite that Calculation
                                 Period on Attachment I hereto
Term:
       Trade Date:               July 28, 2006
       Effective Date:           July 28, 2006
       Termination Date:         October 25, 2010
Fixed Amount:

       Fixed Amount Payer:       Citigroup Global Markets, Inc.
       Fixed Amount:             USD 1,847,000.00
       Payment Date:             July 28, 2006
Floating Amounts:
       Floating Rate Payer:      Party A
       Cap Rate:                 5.55%
       Period End Dates:         Monthly on the 25th of each month, commencing August 25, 2006, through and including the Termination Date; No Adjustment.
       Payment Dates:            2 New York Banking Days before Period End Dates.
       Business Day Convention:  Following
       Business Day:             New York
       Floating Rate for initial
       Calculation Period:       5.40%
       Floating Rate Option:     USD-LIBOR-BBA
       Designated Maturity:      1 Month
       Spread:                   None
       Floating Rate Day Count
       Fraction:                 30/360
       Floating Rate determined: Two London Banking Days prior to each Reset Date.
       Reset Dates:              The first day of each Calculation Period.
       Compounding:              Inapplicable
       Rounding convention:      5 decimal places per the ISDA Definitions.
       Floating Rate Option:     USD-LIBOR-BBA, provided, however, the Relevant Rate for a Reset Date shall be determined on the day that is two London Banking Days preceding such Reset Date and if the Floating Rate Option for a Calculation Period
                                 is greater than 10.05% then the Floating Rate Option for such Calculation
                                 Period shall be deemed 10.05%

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:               Party A
Payment Instructions:            Wachovia/Charlotte
                                 CIB Group
                                 ABA 053000219
                                 Ref: Derivative Desk (Trade No: 1483540, 1483537)
                                 Account #: 04659360006116
Wachovia Contacts:               Settlements and/or Rate Resets:
                                 Tel: (800) 249-3865
                                 Fax: (704) 383-9139

                                 Documentation :
                                 Tel: (704) 383-4599
                                 Fax: (704) 383-9139

                                 Collateral :
                                 Tel: (704) 383-9529

                                 Please quote transaction reference number.
Payments to Counterparty:        DEUTSCHE BANK TRUST CO. AMERICAS
                                 ABA 021001033
                                 Account number: 01419663
                                 For Account of: RALI 2006-QS8 CAP FUNDS
                                 A/C Name: NYLTD FUNDS CONTROL-STARS WEST

3.  Offices.

               The Office of Party A for this Transaction is:         Charlotte, StateNorth Carolina

         The Office of Party B for this Transaction is:          Santa Ana, StateCalifornia

4.  Additional Provisions.

                  (a)            Fully-Paid  Transactions.  If at any time and so long as one of the parties to the
Form Master  Agreement  ("X") shall have satisfied in full all its payment and delivery  obligations  under Section
2(a)(i) of the Form  Master  Agreement  and shall at the time have no  further  payment  or  delivery  obligations, whether  absolute or  contingent,  under such  Section,  then unless the other party ("Y") is required  pursuant to appropriate  proceedings  to return to X or otherwise  returns to X (upon demand of X, or otherwise) any portion of any such  payment or  delivery:  (i) the  occurrence  of an event  described  in Section  5(a),  excluding  Section
5(a)(vii),  of the Form Master  Agreement with respect to X shall not constitute an Event of Default or a Potential
Event of Default  with  respect to X as the  Defaulting  Party;  and (ii) Y shall be entitled to designate an Early
Termination  Date (a)  pursuant to Section 5 below  and/or (b)  pursuant to Section 6 of the Form Master  Agreement only as a result of the  occurrence  of a  Termination  Event  set  forth in  Section  5(b)(i)  of the Form  Master
Agreement with respect to Y as the Affected Party.

                  (b)            Downgrade  of Party A. If a Ratings  Event (as defined  below)  shall occur and be continuing  with  respect to Party A, then Party A shall (A) within 5 Business  Days of such  Ratings  Event,  give notice to Party B of the occurrence of such Ratings Event,  and (B) use reasonable  efforts to transfer (at its own cost) Party A's rights and  obligations  hereunder to another party,  subject to  satisfaction of the Rating Agency
Condition  (as defined  below).  Unless such a transfer by Party A has occurred  within 30 Business  Days after the occurrence  of a  Ratings  Event,  Party A shall  immediately,  at its  own  cost,  post  Eligible  Collateral  (as designated in the approved  Credit Support Annex),  to secure Party B's exposure or potential  exposure to Party A, and such Eligible  Collateral  shall be provided in accordance  with a Credit  Support Annex to be attached  hereto and made a part  hereof.  The  Eligible  Collateral  to be posted and the Credit  Support  Annex to be executed and delivered  shall be subject to the Rating Agency  Condition.  Party A's  obligations  to post  Eligible  Collateral under such Credit  Support  Annex shall  remain in effect only for so long as a Ratings  Event is  continuing  with respect  to Party A. For the  purpose  hereof,  a  "Ratings  Event"  shall  occur  with  respect  to Party A if the long-term  unsecured and  unsubordinated  debt rating is reduced below "A+" by S&P, Party A's short-term  unsecured and  unsubordinated  debt rating is reduced below "A-1" by S&P, or if such short-term debt rating is below "A-1" or it does not have a short-term  debt rating or its Credit  Support  Provider  cease to be at least A-1 by Standard &
Poor's Ratings  Service  ("S&P") and at least A1 and P-1 by Moody's  Investors  Service,  Inc.  ("Moody's")  and at
least A and F1 by Fitch,  Inc.  ("Fitch"),  to the extent  such  obligations  are rated by S&P,  Moody's and Fitch.
"Rating  Agency  Condition"  means,  with respect to any action taken or to be taken, a condition that is satisfied when S&P,  Moody's  and Fitch  have  confirmed  in writing  that such  action  would not  result in the  downgrade, qualification  (if  applicable)  or withdrawal of the rating then assigned by such Rating Agency to the  applicable class of  Certificates.  Notwithstanding  the foregoing,  in the event the long-term  senior  unsecured  ratings of
Party A or its Credit Support  Provider cease to be at least BBB- by S&P, to the extent such  obligations are rated by S&P,  Party A shall,  within 10  Business  Days of such  occurrence,  transfer  (at its own cost) its rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition.

 5.  Additional Termination Event.

                  The failure by Party A to post Eligible  Collateral in accordance  with Section 4(b) hereof or to transfer its rights and obligations  hereunder shall constitute an Additional  Termination  Event for which Party A shall be the sole Affected Party.

 6.  Waiver of Right to Trial by Jury.

                  EACH PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY AND ALL RIGHTS TO TRIAL BY JURY WITH  RESPECT TO ANY
LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

 7.  Eligible Contract Participant.

                  Each  party  represents  to the other  party that it is an  "eligible  contract  participant"  as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

 8  Multibranch Party.

                 For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is not a Multibranch
Party; and (b) Party B is not a Multibranch Party.

 9.  Other Provisions.

                 (a)           Calculation Agent. If applicable, the Calculation Agent is Party A.

                 (b)           Addresses for notices.  For purposes of Section 12(a) of the Form Master Agreement shall be sent to a party as provided for below.

With respect to Party A:

                                        Address:                Wachovia Bank, N.A.
                                                                301 South College Street, DC-8
                                                                Charlotte, NC  28202-0600
                                                                Attention:              Bruce M. Young
                                                                Senior Vice President, Risk Management
                                                                Facsimile No.:704-383-0575
                                                                Telephone No.:704-383-8778

                                                                 (For all purposes)

                 With respect to Party B:

                                        Address:        Deutsche Bank Trust Company Americas
                                                        1761 East St. Andrew Place
                                                        Santa Ana, California 92705-4934

                                    with a copy to:

                                         Address:        Residential Funding Corporation & Residential Accredit
Loans, Inc.
                                                         8400 Normandale Lake Blvd.
                                                         Minneapolis, MN 55437
                                                         Attention: Rory Bluhm
                                                         Facsimile No.: 952-838-4834
                                                         Telephone No.: 952-857-7042

                                                         (For all purposes)

                 (c)           For the purpose of Section 13(c) of the Form Master Agreement:  (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

                 (d)           Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

                  (e)            Party A may assign or transfer its rights and obligations  hereunder to any entity so long as the Rating Agency  Condition is satisfied.  This Transaction  shall not be amended or modified  pursuant to Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

                  (f)             Payer  Representations.   For the  purpose  of  Section  3(e) of the Form  Master
Agreement, Party A and Party B make the following representation:

                          It is not  required by any  applicable  law, as modified by the  practice of any relevant governmental  revenue  authority,  of any Relevant  Jurisdiction  to make any  deduction or  withholding  for or on account of any Tax from any payment (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this Form Master
Agreement) to be made by it to the other party under this Form Master  Agreement.   In making this  representation,
it may rely on (i) the  accuracy of any  representations  made by the other party  pursuant to Section 3(f) of this
Form Master  Agreement,  (ii) the  satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this
Form Master Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to
Section  4(a)(i) or 4(a)(iii) of this Form Master  Agreement  and (iii) the  satisfaction  of the  agreement of the other party  contained in Section  4(d) of this Form Master  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the  other  party  does not  deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (g)            Payee  Representations.   For the  purpose  of  Section  3(f) of the  Form  Master
         Agreement, Party A and Party B make the following representations:

                 The  following  representation  applies  to Party A:  Party A is a  national  banking  association organized  or  formed  under the laws of the  United  States  and is a  United
         States resident for United States federal income tax purposes.

                 The following  representation  applies to Party B:  Party B is a common law trust formed under the laws of the State of New York.

         (h)                  For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement,  each Party agrees to deliver the following documents as applicable:

 (a)           Tax forms, documents or certificates to be delivered are:-

       PARTY REQUIRED
         TO DELIVER
          DOCUMENT

-------------------------------------------------------------------------------------------------

                                          FORM/DOCUMENT/                    DATE BY WHICH
                                            CERTIFICATE                    TO BE DELIVERED
=================================================================================================
Party B.                     An executed U.S. Internal Revenue        (i) Before the first
                             Service Form W-9 (or any successor       Payment Date hereunder,
                             thereto)                                 (ii) promptly upon
                                                                      reasonable demand by
                                                                      Party A and (iii)
                                                                      promptly upon learning
                                                                      that any such form
                                                                      previously provided to
                                                                      Party A has become
                                                                      obsolete or incorrect.
-------------------------------------------------------------------------------------------------

(b)           Other documents to be delivered are:

     PARTY REQUIRED
       TO DELIVER
        DOCUMENT

-------------------------------------------------------------------------------------------------------------
                                                                                            COVERED BY
                                    FORM/DOCUMENT/                 DATE BY WHICH           SECTION 3(D)
                                      CERTIFICATE                 TO BE DELIVERED         REPRESENTATION
=============================================================================================================
Party A and Party B.     Incumbency certificate or other      Concurrently with the            Yes.
                         documents evidencing the authority   execution of this
                         of the party entering into this      agreement or of any
                         agreement or any other document      other documents
                         executed in connection with this     executed in connection
                         agreement.                           with this agreement.
-------------------------------------------------------------------------------------------------------------
Party B.                 Copy of each report delivered under  Upon availability.               Yes.
                         the Pooling and Servicing Agreement
                         and/or any other Transaction
                         Document.
-------------------------------------------------------------------------------------------------------------
Party A                  Legal opinion from counsel           Within 2 New York                No.
                         concerning due authorization,        Business Days of the
                         enforceability and related matters,  execution of this
                         addressed to the other party and     agreement.
                         acceptable to the other party.
-------------------------------------------------------------------------------------------------------------
Party A and Party B      Certified copies of all corporate,   Upon execution and               Yes.
                         partnership, trust or membership     delivery of this
                         authorizations, as the case may be,  agreement.
                         and any other documents with respect
                         to the execution, delivery and
                         performance of this agreement.
-------------------------------------------------------------------------------------------------------------

(i)             Governing  Law.  The parties to this Form Master  Agreement  hereby agree that the law of the State of StateNew York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions thereof other than new York General Obligations Law Sections 5-1401 and 5-1402.

(j)             "Affiliate" will have the meaning specified in Section 14 of the Form Master  Agreement;  provided, however,  that  Party A and Party B shall be deemed  not to have any  Affiliates  except  for  purposes  of Section
6(b)(ii) of the Form Master Agreement.

(k)            Consent to Recording.   Each party hereto  consents to the monitoring or recording,  at any time and from time to time, by the other party of any and all  communications  between officers or employees of the parties, waives any further  notice of such  monitoring  or  recording,  and agrees to notify its officers and  employees of such monitoring or recording.

(l)             Party A hereby  agrees  that it will not,  prior to the date  that is one year and one day (or,  if longer,  the  applicable  preference  period)  after all  Certificates  (as such term is defined in the Pooling and
Servicing  Agreement)  issued by Party B pursuant to the Pooling and  Servicing  Agreement  have been paid in full, acquiesce,  petition  or  otherwise  invoke or cause  Party B to invoke the  process  of any court or  governmental authority  for the  purpose  of  commencing  or  sustaining  a case  against  Party B under  any  federal  or state bankruptcy,  insolvency or similar law or for the purpose of appointing a receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other similar  official for Party B or any substantial part of the property of Party B, or for the  purpose of ordering  the winding up or  liquidation  of the affairs of Party B.  Nothing  herein  shall prevent Party A from  participating  in any such proceeding once  commenced.  This provision shall remain effective following the scheduled or early termination of this Transaction.

 (m)           It is expressly  understood and agreed by the parties hereto that (i) this  confirmation is executed and  delivered by DEUTSCHE BANK TRUST  COMPANY  AMERICAS,  not  individually  or  personally  but solely as trustee
("Trustee"),  (ii) each of the  representations,  undertakings and agreements herein made on the part of Party B is made and  intended  not as  personal  representations,  undertakings  and  agreements  by  Trustee  but is made and intended for the purpose of binding only Party B, (iii)  nothing  herein  contained  shall be construed as creating any  liability  on Trustee,  individually  or  personally,  to perform any  covenant  either  expressed  or implied contained  herein,  all such  liability,  if any,  being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve  Trustee from  performing  its duties and  obligations  under the Pooling and  Servicing  Agreement in  accordance  with the standard of care set forth  therein,  and (iv) under no  circumstances  shall Trustee be personally  liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party B hereunder or any other related documents.

 (n)            Severability.  If any term,  provision,  covenant,  or condition of this Form Master Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this Form Master  Agreement  had been  executed  with the invalid or  unenforceable  portion eliminated,  so long as this Form Master  Agreement as so modified  continues to express,  without material change, the original  intentions of the parties as to the subject matter of this Form Master  Agreement and the deletion of such portion of this Form Master Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

                  The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid or unenforceable  term,  provision,  covenant or condition with a valid or enforceable  term,  provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or  unenforceable  term, provision, covenant or condition.

(o)             Section 3 of the Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                "(g)         Relationship Between Parties.

                                                Each party represents to the other party on each date when it enters into a Transaction that:

                                  (1)   Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding the Transaction  (whether written or oral),  other than the  representations  expressly made in this Form Master  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has consulted with its own legal,  regulatory,  tax,  business,  investment,  financial and accounting  advisors to the extent it has deemed necessary,  and it has made its own  investment,  hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                                (2) Evaluation and Understanding.

                                   (i)   It  has  the  capacity  to  evaluate   (internally  or  through  independent
          professional  advice) the  Transaction  and has made its own decision  subject to Section 6(n) of this Form
          Master Agreement to enter into the Transaction; and

                                 (ii)  It  understands  the terms,  conditions  and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                                 (3) Purpose.  It is entering into the  Transaction  for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                                 (4) Status of  Parties.   The other  party is not acting as an agent,  fiduciary  or advisor for it in respect of the Transaction.

(p)               Fully-Paid Party Protected.  Notwithstanding the terms of Sections 5 and 6 of the Form Master
Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Form
Master Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of
Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled  to designate an Early Termination Event pursuant to Section 6 of the Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Form Master
Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us at fax number (704) 383-9139.

                              Very truly yours,
                              Wachovia Bank, N.A.

                              By:/s/Amanda L. Roof
                              Name: Amanda L. Roof
                              Title:Analyst

                              Ref. No.1483540, 1483537

Accepted and confirmed as of date first above written:

RALI Series 2006-QS8 Trust, acting
through Deutsche Bank Trust Company
Americas, not in its individual capacity
but solely in its capacity as Trustee
for the benefit of the RALI Series 2006-QS8 Trust

By:/s/Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

                                               ATTACHMENT I
                                Amortization Schedule for 1483540, 1483537
            CALCULATION PERIOD                     USD NOTIONAL AMOUNT               USD NOTIONAL REDUCTION
  (from and including, to but excluding)                                                 (at end of period)
28 Jul 06         to       25 Aug 06                    348,750,000.00                         5,414,088.00
25 Aug 06         to       25 Sep 06                    343,335,912.00                         6,186,294.00
25 Sep 06         to       25 Oct 06                    337,149,618.00                         6,950,591.00
25 Oct 06         to       25 Nov 06                    330,199,027.00                         7,706,182.00
25 Nov 06         to       25 Dec 06                    322,492,845.00                         8,450,053.00
25 Dec 06         to       25 Jan 07                    314,042,792.00                         9,181,435.00
25 Jan 07         to       25 Feb 07                    304,861,357.00                         9,897,343.00
25 Feb 07         to       25 Mar 07                    294,964,014.00                        10,597,060.00
25 Mar 07         to       25 Apr 07                    284,366,954.00                        11,277,667.00
25 Apr 07         to       25 May 07                    273,089,287.00                        11,938,530.00
25 May 07         to       25 Jun 07                    261,150,757.00                        12,577,378.00
25 Jun 07         to       25 Jul 07                    248,573,379.00                         9,134,932.00
25 Jul 07         to       25 Aug 07                    239,438,447.00                         8,957,530.00
25 Aug 07         to       25 Sep 07                    230,480,917.00                         8,782,638.00
25 Sep 07         to       25 Oct 07                    221,698,279.00                         8,610,222.00
25 Oct 07         to       25 Nov 07                    213,088,057.00                         8,440,245.00
25 Nov 07         to       25 Dec 07                    204,647,812.00                         8,272,673.00
25 Dec 07         to       25 Jan 08                    196,375,139.00                         8,107,473.00
25 Jan 08         to       25 Feb 08                    188,267,666.00                         7,944,609.00
25 Feb 08         to       25 Mar 08                    180,323,057.00                         7,784,052.00
25 Mar 08         to       25 Apr 08                    172,539,005.00                         7,625,767.00
25 Apr 08         to       25 May 08                    164,913,238.00                         7,469,720.00
25 May 08         to       25 Jun 08                    157,443,518.00                         7,315,884.00
25 Jun 08         to       25 Jul 08                    150,127,634.00                         7,164,225.00
25 Jul 08         to       25 Aug 08                    142,963,409.00                         7,014,711.00
25 Aug 08         to       25 Sep 08                    135,948,698.00                         6,867,315.00
25 Sep 08         to       25 Oct 08                    129,081,383.00                         6,722,004.00
25 Oct 08         to       25 Nov 08                    122,359,379.00                         6,578,751.00
25 Nov 08         to       25 Dec 08                    115,780,628.00                         6,437,525.00
25 Dec 08         to       25 Jan 09                    109,343,103.00                         6,298,299.00
25 Jan 09         to       25 Feb 09                    103,044,804.00                         6,161,044.00
25 Feb 09         to       25 Mar 09                     96,883,760.00                         6,025,731.00
25 Mar 09         to       25 Apr 09                     90,858,029.00                         5,892,334.00
25 Apr 09         to       25 May 09                     84,965,695.00                         5,760,827.00
25 May 09         to       25 Jun 09                     79,204,868.00                         5,631,180.00
25 Jun 09         to       25 Jul 09                     73,573,688.00                         5,503,370.00
25 Jul 09         to       25 Aug 09                     68,070,318.00                         5,377,369.00
25 Aug 09         to       25 Sep 09                     62,692,949.00                         5,253,153.00
25 Sep 09         to       25 Oct 09                     57,439,796.00                         5,130,694.00
25 Oct 09         to       25 Nov 09                     52,309,102.00                         5,009,970.00
25 Nov 09         to       25 Dec 09                     47,299,132.00                         4,890,956.00
25 Dec 09         to       25 Jan 10                     42,408,176.00                         4,773,627.00
25 Jan 10         to       25 Feb 10                     37,634,549.00                         4,657,959.00
25 Feb 10         to       25 Mar 10                     32,976,590.00                         4,543,930.00
25 Mar 10         to       25 Apr 10                     28,432,660.00                         4,431,514.00
25 Apr 10         to       25 May 10                     24,001,146.00                         4,320,692.00

             CALCULATION PERIOD                    USD NOTIONAL AMOUNT               USD NOTIONAL REDUCTION
   (from and including, to but excluding)                                                (at end of period)
25 May 10          to       25 Jun 10                    19,680,454.00                         4,211,439.00
25 Jun 10          to       25 Jul 10                    15,469,015.00                         4,103,733.00
25 Jul 10          to       25 Aug 10                    11,365,282.00                         3,997,552.00
25 Aug 10          to       25 Sep 10                     7,367,730.00                         3,892,876.00
25 Sep 10          to       25 Oct 10                     3,474,854.00                         3,474,854.00